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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 25, 1999

                     TWEETER HOME ENTERTAINMENT GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-24091                   04-3417513
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
     of incorporation)                                       Identification No.)

                         -------------------------------

                                  10 PEQUOT WAY
                           CANTON, MASSACHUSETTS 02021
    (ADDRESS, INCLUDING ZIP CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


Item 5.     Other Events

On October 25, 1999, the Registrant announced that its Board of Directors approved a split of its common stock on a two-for-one basis for shareholders of record as of November 18, 1999 and with an effective date of December 2, 1999. A copy of the press released issued by the Registrant on October 25, 1999 regarding the foregoing is filed herewith as Exhibit 99 and is incorporated herein by reference.


Item 7.     Financial Statements and Exhibits

(a)         Exhibits

Exhibit Number

99          Press Release dated October 25, 1999


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under-signed hereunto duly authorized.


TWEETER HOME ENTERTAINMENT GROUP, INC.
Registrant



DATED:      OCTOBER 25, 1999

By:         /s/ Joseph G. McGuire
            Joseph G. McGuire
            Chief Financial Officer



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